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                                                                   EXHIBIT 10.04

                                 THIRD AMENDMENT
                      TO AGREEMENT FOR PURCHASE AND SALE OF
                       REAL ESTATE AND ESCROW INSTRUCTIONS

         THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (this " Amendment") dated effective as of July 8, 2004, is made by and between WESTERN PLACE SKYRISE, LTD., a Texas limited partnership, with its offices at 18111 Preston Road, Suite 1000, Dallas, Texas 75252 (hereinafter called "SELLER"), and TRIPLE NET PROPERTIES, LLC, a Texas limited partnership, with offices at (hereinafter called "BUYER").

                                    RECITALS:

         A. Seller and Buyer entered into that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated as of February 27, 2004 (as amended by First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions dated march 29, 2004, and as amended and reinstated by Reinstatement and Second amendment to Agreement for Purchase and Sale of Real Estate and Escrow Instructions, the "PSA") pertaining to the property known as Western Place I & II, located at 6000 and 6100 Western Place, Fort Worth, Texas, and more particularly described in the PSA. All capitalized terms not defined herein shall have the same meaning given to them in the PSA.

         B.       The parties desire to further amend the PSA.

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing recitals, Ten and No/100 Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

         1. Buyer hereby instructs the Escrow Holder to immediately release and deliver to Seller the Deposit in the amount of $750,000, plus all interest accrued thereon in accordance with Seller's wiring instructions. In the event the Close of Escrow occurs on or before July 23, 2004, the Buyer shall receive a credit for the Deposit against the Purchase Price.

         2. Subsection 6.2 of the Agreement is deleted and the following is substituted in lieu thereof:

                  (a) "6.2 Close of Escrow. Escrow shall close ("CLOSE OF ESCROW") on or before July 23, 2004, or such earlier date as may be agreed upon in writing by the parties.

         3. As a condition precedent to Seller's obligation to sell the Property to Buyer, Buyer and Fobare Commercial, L.P. shall have entered into a property management agreement in the form of Exhibit "A" attached hereto and made a part hereof, and a Broker Listing Agreement in the form of Exhibit "B" attached hereto and made a part hereof.

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         4.       Buyer acknowledges that Seller has complied with all
conditions precedent to the Close of Escrow.

         5. Seller acknowledges that Buyer will assign all of Buyer's right, title and interest in and to the PSA to NNN Western Place, LLC as to an undivided 21.5% and GREIT- Western Place, LP as to an undivided 78.5%, and Seller agrees that the Property will be conveyed to such entities, in such proportions at the Close of Escrow.

         6. Except as expressly amended hereby, all other terms and conditions of the PSA are and shall remain in full force and effect.

         7. Facsimile signatures appearing hereon shall be deemed to be originals, and this Amendment may be executed in two or more counterparts, each of which shall be deemed originals and all of which together shall constitute one and the same instrument.

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                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, each of the undersigned, by its duly authorized representative, hereby executes and delivers this Amendment as of the date first above written.

                                       SELLER:

                                       WESTERN PLACE SKYRISE, LTD.,
                                       a Texas limited partnership

                                       By: Western Place Skyrise GP, LLC,
                                           a Texas limited liability company

                                       By: ____________________________________
                                       Name: __________________________________
                                       Title: _________________________________

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         IN WITNESS WHEREOF, each of the undersigned, by its duly authorized representative, hereby executes and delivers this Amendment as of the date first above written.

                                       BUYER:

                                       TRIPLE NET PROPERTIES, LLC,
                                       a Virginia limited liability company

                                       By: /s/ RICK HUTTON
                                          -------------------------------------
                                       Name: Rick Hutton
                                       Title: CFO

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